Other Operating Expenses	12 Months Ended
Jun. 30, 2024
Analysis of income and expense [abstract]
Other Operating Expenses	Other operating expenses

	SA Rand
Figures in million	2024	2023	2022
Social investment expenditure	185	208	145
Loss on scrapping of property, plant and equipment (a)	97	182	7
Silicosis settlement provision (b)	(174)	(183)	23
Loss allowance	35	4	22
Remeasurement of contingent consideration (c)	484	64	(61)
Income from third-party toll treatment fee (d)	—	—	(25)
Other (income)/expense – net (e)	52	(7)	(110)
Total other operating expenses	679	268	1

(a)    These losses arise from the derecognition of property, plant and equipment that is no longer in use. No future economic benefits are expected from the use or disposal of these assets. Refer to note 14 for further detail on the accounting policy as well as the amounts per asset category.

(b)    Refer to note 25 for details on the movement in the silicosis settlement provision.

(c)    Refer to note 27 for details on the remeasurement of the contingent consideration.

(d)    The amount relates to fees received from a third party for the treatment of ore at the Doornkop plant. As of 2023, the income has been disclosed as revenue.

(e)    The 2024 year mainly comprises of pumping costs of R32 million and profit on the sale of property, plant and equipment of R13 million. There were no such transactions in the 2023 year. The 2022 year mainly comprises of insurance claim proceeds of R83 million and profit on the sale of property, plant and equipment of R24 million.